UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

New Mountain Finance Corporation
(Name of Registrant as Specified In Its Charter)
New Mountain Finance Holdings, L.L.C.
(Name of Registrant as Specified In Its Charter)
New Mountain Finance AIV Holdings Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(4)	Date Filed:

New Mountain Finance Corporation
New Mountain Finance Holdings, L.L.C.
New Mountain Finance AIV Holdings Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

                , 2012

Dear Stockholder or Unit Holder:

        You are cordially invited to attend the 2012 Joint Annual Meeting ("Annual Meeting") of stockholders of New Mountain Finance Corporation ("NMFC"), stockholders of New Mountain Finance AIV Holdings Corporation ("AIV Holdings") and unit holders of New Mountain Finance Holdings, L.L.C. ("NMF Holdings") to be held on May 8, 2012 at 9:30 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036.

        The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, (i) the stockholders of NMFC will be asked to elect one director to the board of directors of NMFC; (ii) the stockholders of AIV Holdings will be asked to elect one director to the board of directors of AIV Holdings; (iii) the stockholders of each of NMFC and AIV Holdings, voting on a pass-through basis, and the unit holders of NMF Holdings will be asked to elect one director to the board of directors of NMF Holdings; and (iv) the stockholders of each of NMFC and AIV Holdings, voting on a pass-through basis, and the unit holders of NMF Holdings will be asked to approve a proposal to amend and restate the Investment Advisory and Management Agreement by and between NMF Holdings and its investment adviser which, among other clarifications, will provide that, subject to receipt of exemptive relief from the Securities and Exchange Commission, any units of NMF Holdings issued to its investment adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value, or (ii) the market price of NMFC's common stock.

        It is important that your voting securities be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy cards and promptly return them in the envelope provided, vote your voting securities by telephone, or vote via the internet. Your vote is important.

Sincerely yours,

Robert A. Hamwee Chief Executive Officer

Important Notice Regarding the Availability of NMFC's, AIV Holdings' and NMF Holdings' Joint Proxy Materials for the Annual Meeting to Be Held on May 8, 2012.

        NMFC's, AIV Holdings' and NMF Holdings' joint proxy statement is available on the Internet at http://www.newmountainfinance.com.

        The following information applicable to the Annual Meeting may be found in NMFC's, AIV Holdings' and NMF Holdings' joint proxy statement and accompanying proxy cards:

  •
  The date, time and location of the annual meeting;

  •
  A list of the matters intended to be acted on and our recommendations regarding those matters;

  •
  Any control/identification numbers that you need to access your proxy card(s); and

  •
  Information about attending the meeting and voting in person.

New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2012

To the Stockholders of New Mountain Finance Corporation:

        A meeting (the "Annual Meeting") of stockholders of New Mountain Finance Corporation ("NMFC") will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 at 9:30 a.m., Eastern Time, for the following purposes:

  1.
  To elect one director to the boards of directors of NMFC and, voting on a pass-through basis, of New Mountain Finance Holdings, L.L.C. ("NMF Holdings"), who will serve for a term of three years, or until his successor is duly elected and qualifies;

  2.
  To approve, voting on a pass-through basis, an amended and restated Investment Advisory and Management Agreement by and between NMF Holdings and its investment adviser which, among other clarifications, will provide that, subject to receipt of exemptive relief from the Securities and Exchange Commission, any units of NMF Holdings issued to its investment adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value, or (ii) the market price of NMFC's common stock; and

  3.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 19, 2012. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by NMFC.

By Order of the Board of Directors,

Paula A. Bosco Corporate Secretary

New York, New York
                    , 2012

        This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

New Mountain Finance AIV Holdings Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2012

To the Stockholders of New Mountain Finance AIV Holdings Corporation:

        A meeting (the "Annual Meeting") of stockholders of New Mountain Finance AIV Holdings Corporation ("AIV Holdings") will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 at 9:30 a.m., Eastern Time, for the following purposes:

  1.
  To elect one director to the boards of directors of AIV Holdings and, voting on a pass-through basis, of New Mountain Finance Holdings, L.L.C. ("NMF Holdings"), who will serve for a term of three years; or until his successor is duly elected and qualifies;

  2.
  To approve, voting on a pass-through basis, an amended and restated Investment Advisory and Management Agreement by and between NMF Holdings and its investment adviser which, among other clarifications, will provide that, subject to receipt of exemptive relief from the Securities and Exchange Commission, any units of NMF Holdings issued to its investment adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value, or (ii) the market price of New Mountain Finance Corporation's common stock; and

  3.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 19, 2012. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by AIV Holdings.

By Order of the Board of Directors,

Paula A. Bosco Corporate Secretary

New York, New York
                    , 2012

        This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

New Mountain Finance Holdings, L.L.C.
787 Seventh Avenue, 48th Floor
New York, NY 10019

NOTICE OF ANNUAL MEETING OF UNIT HOLDERS
TO BE HELD ON MAY 8, 2012

To the Unit Holders of New Mountain Finance Holdings, L.L.C.:

        A meeting (the "Annual Meeting") of unit holders of New Mountain Finance Holdings, L.L.C. ("NMF Holdings") will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 at 9:30 a.m., Eastern Time, for the following purposes:

  1.
  To elect one director to the board of directors of NMF Holdings who will serve for a term of three years; or until his successor is duly elected and qualifies;

  2.
  To approve an amended and restated Investment Advisory and Management Agreement by and between NMF Holdings and its investment adviser which, among other clarifications, will provide that, subject to receipt of exemptive relief from the Securities and Exchange Commission, any units of NMF Holdings issued to its investment adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value, or (ii) the market price of New Mountain Finance Corporation's common stock; and;

  3.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a unit holder of record at the close of business on March 19, 2012. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by NMF Holdings.

By Order of the Board of Directors,

Paula A. Bosco Secretary

New York, New York
                    , 2012

        This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your units by telephone, or vote via the internet. Even if you vote your units prior to the Annual Meeting, you still may attend the Annual Meeting and vote your units in person.

New Mountain Finance Corporation
New Mountain Finance AIV Holdings Corporation
New Mountain Finance Holdings, L.L.C.
787 Seventh Avenue, 48th Floor
New York, NY 10019

JOINT PROXY STATEMENT

2012 Joint Annual Meeting
of Stockholders of New Mountain Finance Corporation
of Unit Holders of New Mountain Finance Holdings, L.L.C.
and of Stockholders of New Mountain Finance AIV Holdings Corporation

        This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the boards of directors of New Mountain Finance Corporation ("NMFC"), New Mountain Finance AIV Holdings Corporation ("AIV Holdings") and New Mountain Finance Holdings, L.L.C. ("NMF Holdings" and together with NMFC and AIV Holdings, the "New Mountain Entities") for use at the New Mountain Entities' Joint Annual Meeting (the "Annual Meeting") to be held on May 8, 2012, at 9:30 a.m., Eastern Time at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036, and at any postponements or adjournments thereof. This Joint Proxy Statement, the notices of the Annual Meeting and the accompanying proxy cards are first being sent to stockholders of NMFC and AIV Holdings and unit holders of NMF Holdings on or about                        , 2012.

        We encourage you to vote your shares of NMFC's or AIV Holdings' common stock or membership units of NMF Holdings (collectively, the "Voting Securities"), either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your Voting Securities). If you properly sign and date the accompanying proxy card(s), or otherwise provide voting instructions, either via the internet or by telephone, and the applicable New Mountain Entity receives it in time for the Annual Meeting, the persons named as proxies will vote the Voting Securities registered directly in your name in the manner that you specified. If you give no instructions on the proxy card(s), the Voting Securities covered by the proxy card will be voted "FOR" the matters listed in this Joint Proxy Statement.

        If you are a stockholder or unit holder "of record" (i.e., you hold Voting Securities directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, American Stock Transfer & Trust Company, LLC, in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to American Stock Transfer & Trust Company, LLC, c/o Proxy Services, 6201 15th Avenue, Brooklyn, New York, 11219, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder or unit holder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her Voting Securities. If your Voting Securities are held for your account by a broker, bank or other institution or nominee ("Broker Securities"), you may vote such securities at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting.

        Stockholders or unit holders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders or unit holders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the voter's identity and to allow stockholders or unit holders to vote their Voting Securities and confirm that their instructions have been properly recorded.

Purpose of Annual Meeting

At the Annual Meeting:

        1.     The stockholders of NMFC will be asked to elect one director to the board of directors of NMFC, who will serve for a term of three years, or until his successor is duly elected and qualifies;

        2.     The stockholders of AIV Holdings will be asked to elect one director to the board of directors of AIV Holdings, who will serve for a term of three years, or until his successor is duly elected and qualifies;

        3.     The stockholders of each of NMFC and AIV Holdings, voting on a pass-through basis, and the unit holders of NMF Holdings will be asked to elect one director of NMF Holdings, who will serve for a term of three years, or until his successor is duly elected and qualifies;

        4.     The stockholders of each of NMFC and AIV Holdings, voting on a pass-through basis, and the unit holders of NMF Holdings will be asked to approve a proposal to amend and restate the investment advisory and management agreement, dated May 19, 2011 (the "Investment Advisory and Management Agreement"), by and between NMF Holdings and its investment adviser, New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"), which, among other clarifications, will provide that, subject to receipt of exemptive relief from the Securities and Exchange Commission ("SEC"), any units of NMF Holdings issued to its investment adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value, or (ii) the market price of NMFC's common stock; and

        5.     Such other business as may properly come before the Annual Meeting will be transacted.

Voting Securities

        Stockholders of NMFC may vote their shares, in person or by proxy, at the Annual Meeting only if such stockholder were a stockholder of record at the close of business on March 19, 2012 (the "Record Date"). On the Record Date, there were                        shares of the NMFC's common stock outstanding. Each share of NMFC's common stock is entitled to one vote.

        Unit holders of NMF Holdings may vote their units, in person or by proxy, at the Annual Meeting only if such unit holder were a unit holder of record on the Record Date. On the Record Date, there were                        units of NMF Holdings outstanding. Each unit of NMF Holdings is entitled to one vote.

        Stockholders of AIV Holdings may vote their shares, in person or by proxy, at the Annual Meeting only if such stockholder were a stockholder of record at the close of business on the Record Date. On the Record Date, there were            shares of AIV Holdings' common stock outstanding. Each share of AIV Holdings' common stock is entitled to one vote.

        NMFC and AIV Holdings are holding companies with no direct operations of their own, and their only business and sole assets are their respective ownership of units of NMF Holdings. NMFC and AIV Holdings own approximately 34.6% and 65.4%, respectively, of the outstanding units of NMF Holdings. Stockholders of NMFC and AIV Holdings will vote on matters relating to NMF Holdings on a pass-through basis.

        Stockholders of NMFC and AIV Holdings may vote their proportionate share of NMF Holdings' membership units held by NMFC and AIV Holdings, respectively, on a pass-through basis, in person or by proxy, at the Annual Meeting only if such stockholder were a stockholder of record on the Record Date. Each share of NMFC's common stock entitles the holder to vote one unit of NMF Holdings. On the Record Date, there were      shares of the AIV Holdings' common stock outstanding. Each share of AIV Holdings' common stock entitles the holder to vote                         units of NMF Holdings.

Quorum Required

        A quorum of NMFC's and AIV Holdings' stockholders, and NMF Holdings' unit holders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of (i) the holders of a majority of the shares of NMFC common stock outstanding on the Record Date, (ii) the holders of a majority of the shares of AIV Holdings common stock outstanding on the Record Date, and (iii) the holders of a majority of the membership units of NMF Holdings outstanding on the Record Date, will constitute a quorum. Abstentions will be treated as Voting Securities present for quorum purposes. Broker Securities for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the Voting Securities on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as Voting Securities present for quorum purposes.

        If a quorum is not present at the Annual Meeting, the stockholders and unit holders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

        Election of Directors.    A nominee for director shall be elected to the board of directors of each New Mountain Entity if the votes cast for such nominee's election exceed the votes cast against such nominee's election. If you vote "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

        Approval of Amended and Restated Investment Advisory and Management Agreement.    The affirmative vote of 67.0% or more of the Voting Securities of each New Mountain Entity present at the Annual Meeting, if the holders of more than 50.0% of the outstanding Voting Securities of each New Mountain Entity are present or represented by proxy, or the affirmative vote of more than 50.0% of the outstanding Voting Securities of each New Mountain Entity, whichever is less, is required to approve an amended and restated Investment Advisory and Management Agreement. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

        Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders and unit holders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

        Also, a vote may be taken on one or more of the proposals in this Joint Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

        The New Mountain Entities will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Joint Proxy Statement, the accompanying Notices of Annual Meeting of Stockholders or Unit Holders and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding Voting Securities in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

        In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the New Mountain Entities, the Investment Adviser, or the New Mountain Entities' administrator, New Mountain Finance Administration, L.L.C. (the "Administrator"), without special compensation therefor. The New Mountain Entities have also retained Georgeson Inc. to assist in the solicitation of proxies for a fee of approximately $7,000, plus reimbursement of certain out of pocket expenses.

        Holders of Voting Securities may also provide their voting instructions by telephone or through the Internet. These options require holders of Voting Securities to input the Control Number which is located on each proxy card. After inputting this number, holders of Voting Securities will be prompted to provide their voting instructions. Holders of Voting Securities will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Holders of Voting Securities who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

        If a holder of Voting Securities wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the holder of Voting Securities may still submit the proxy card originally sent with this Joint Proxy Statement or attend in person.

        Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder or unit holder in the same manner as the proxy being revoked and delivered to the New Mountain Entities' proxy tabulator.

        The principal business address of both the Investment Adviser and the Administrator is 787 Seventh Avenue, 48th Floor, New York, NY 10019.

Control Persons and Principal Stockholders

        The following table sets forth information with respect to the beneficial ownership of NMFC's common stock, AIV Holdings' common stock and the membership units of NMF Holdings by:

  •
  each person known to the New Mountain Entities to beneficially own 5% or more of the outstanding shares of NMFC's common stock, AIV Holdings' common stock or the membership units of NMF Holdings;

  •
  each of NMFC's directors and each executive officer individually; and

  •
  all of NMFC's directors and executive officers as a group.

        Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that the New Mountain Entities have with respect to the present intent of the beneficial owners of the securities listed in the table below.

        Percentage of beneficial ownership below takes into account 10,697,691 shares of common stock of NMFC outstanding and 30,919,629 membership units of NMF Holdings outstanding, in each case as of the Record Date. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, NY 10019.

				NMF Holdings Membership Units(1)		AIV Holdings Shares
		NMFC Shares(1)
	Type of Ownership in NMFC(2)
Name		Number	Percentage	Number	Percentage	Number	Percentage
Beneficial Owners of More than 5%:
New Mountain Guardian AIV, L.P.(3)	Beneficial	20,221,938	65.4%	20,221,938	65.4%	100	100%
New Mountain Investments III, L.L.C.(3)	Beneficial	20,221,938	65.4%	20,221,938	65.4%	100	100%
New Mountain Finance AIV Holdings Corporation(3)	Beneficial	20,221,938	65.4%	20,221,938	65.4%	—	*
New Mountain Finance Corporation	N/A	—	*	10,697,691	34.6%	—	*
Adams Street Partners, LLC(5)	Direct	2,424,608	22.7%	2,424,608	7.8%	—	*
RH Capital Associates LLC(6)	Direct	712,578	6.7%	712,578	2.3%	—	*
Executive Officers:
Adam J. Weinstein	Direct	12,465	*	12,465	*	—	*
Paula A. Bosco	Direct	5,814	*	5,814	*	—	*
Interested Directors:
Steven B. Klinsky(3)(7)	Direct and Beneficial	22,277,721	72.1%	22,277,721	72.1%	—	*
Robert A. Hamwee	Direct	73,651	*	73,651	*	—	*
Independent Directors:
David Ogens	Direct	11,000	*	11,000	*	—	*
Albert F. Hurley, Jr.	Direct	7,158	*	7,158	*	—	*
Kurt J. Wolfgruber	Direct	15,337	*	15,337	*	—	*
All executive officers and directors as a group (7 persons)(3)	Direct and Beneficial	22,403,146	72.5%	22,403,146	72.5%	—	*

*
Represents less than 1%.

(1)
All common membership units of NMF Holdings are held indirectly by the below-listed parties, other than common membership units held by AIV Holdings and NMFC. Some or all of the common membership units of NMF Holdings, other than units held by NMFC, can be exchanged at any time and from time to time on a one-for-one basis into shares of NMFC.

(2)
Direct holders of NMFC's common stock have voting power on a pass-through basis over the same number of common membership units of NMF Holdings and, therefore, may be deemed to beneficially own such common membership units of NMF Holdings.

(3)
New Mountain Guardian AIV, L.P. ("Guardian AIV") is the sole stockholder of AIV Holdings. AIV Holdings has the right to exchange its common membership units of NMF Holdings for shares of NMFC's common stock on a one-for-one basis. If AIV Holdings chooses to exchange all of its common membership units of NMF Holdings, AIV Holdings would receive 20,221,938 shares of NMFC's common stock. The general partner of Guardian AIV is New Mountain Investments III, L.L.C., of which Steven B. Klinsky is the managing member. New Mountain Investments III, L.L.C., as the general partner of Guardian AIV, has voting power on a pass through basis as to its portion of common membership units of NMF Holdings. In addition, because Guardian AIV owns all of the common stock of AIV Holdings, Guardian AIV may be deemed to beneficially own the common membership units of NMF Holdings held by AIV Holdings. Mr. Klinsky, as the managing member of New Mountain Investments III, L.L.C., has voting power and decision making power over the disposition of the holdings of Guardian AIV on a pass-through basis. Mr. Klinsky may be deemed to beneficially own the direct or indirect holdings of Guardian AIV. Mr. Klinsky and New Mountain Investments III, L.L.C. expressly disclaim beneficial ownership of the above shares of NMFC common stock and the above common membership units of NMF Holdings.

(4)
Such securities are held by certain investment vehicles controlled and/or managed by Adams Street Partners, LLC or its affiliates. The address for Adams Street is One North Wacker Drive, Suite 2200, Chicago, Illinois 60606.

(5)
The address for RH Capital Associates LLC is P.O. Box 449, Suffern, NY 10901.

(6)
Mr. Klinsky directly owns 1,916,340 shares of NMFC's common stock. The Steven B. Klinsky Trust directly owns 73,651 shares of NMFC's common stock. New Mountain Guardian GP, L.L.C. directly owns 65,792 shares of NMFC's common stock and Mr. Klinsky is the sole owner of New Mountain Guardian GP, L.L.C.

        The following table sets forth the dollar range of NMFC equity securities, including common membership units of NMF Holdings over which holders of NMFC's common stock have voting power that is beneficially owned by each of NMFC's directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Independent Directors:
David Ogens(4)	Over $100,000
Albert F. Hurley, Jr.	$50,001 - $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $[      ] per share on the Record Date on the New York Stock Exchange ("NYSE").

(3)
The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

 PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

        Pursuant to each of the New Mountain Entities' governing documents, the boards of directors of each of the New Mountain Entities are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly and elected and qualifies.

        Mr. Ogens has been nominated for election for a three year term expiring in 2015 to the boards of directors of each of the New Mountain Entities. Mr. Ogens is not being proposed for election pursuant to any agreement or understanding between Mr. Ogens and the New Mountain Entities.

        A holder of Voting Securities can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy "FOR" the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the boards of directors as a replacement. The boards of directors have no reason to believe that the person named below will be unable or unwilling to serve.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS JOINT PROXY STATEMENT.

Information about the Nominee and Directors

        As described below under "Committees of the Board of Directors—Nominating and Corporate Governance Committee", the boards of directors of the New Mountain Entities have identified certain desired attributes for director nominees. Each of the directors and the director nominee has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the directors and the director nominee also has sufficient time available to devote to the affairs of the New Mountain Entities, is able to work with the other members of the boards of directors and contribute to the success of the New Mountain Entities and can represent the long-term interests of the New Mountain Entities' stockholders or unit holders, as applicable, as a whole. The New Mountain Entities' directors and the director nominee have been selected such that the board of directors represents a range of backgrounds and experience.

        Certain information, as of the January 31, 2012, with respect to the nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the New Mountain Entities, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of each of the New Mountain Entities, in light of their business and structure.

        The business address of the nominee and the directors listed below is 787 Seventh Avenue, 48th Floor, New York, New York 10019.

 Nominee for Director

Nominee for Class I Director—Term Expiring 2015

        Mr. Ogens is not an "interested person" of the New Mountain Entities as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Name, Address and Age(1)	Position(s) Held With the New Mountain Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
David Ogens, 57	Director of all New Mountain Entities.	Class I Director of NMFC and NMF Holdings since 2010; Class I Director of AIV Holdings since 2011; Term expires 2012.	President and Director of Med Inc. since 2011. Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank from 2005 to 2009.	Director of Med Inc. (a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases) since 2011; Director of Apptis, Inc. (private government information technology services firm) since 2005; and Director of Iron Bow Technologies (a commercial and federal information technology provider) since 2011.

Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to the New Mountain Entities' boards of directors. This background positions Mr. Ogens well to serve as a director of the New Mountain Entities.

Current Directors

Class II Directors—Term Expiring 2013

        Mr. Hamwee is an "interested person" of the New Mountain Entities as defined in the 1940 Act due to his position as the President and Chief Executive Officer of the New Mountain Entities.

Name, Address and Age(1)	Position(s) Held with the New Mountain Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Robert A. Hamwee, 41	Chief Executive Officer, President and Director of all New Mountain Entities.	Class II Director of all New Mountain Entities since 2010; Term expires 2013.	Chief Executive Officer of NMFC since July 2010; Chief Executive Officer of NMF Holdings since September 2010; President of NMFC and NMF Holdings since March 2011; Chief Executive Officer and President of AIV Holdings since May 2011; Managing Director of New Mountain Capital, L.L.C. since 2008; and President of GSC Group Inc. (institutional investment manager of alternative assets) from 1999 to 2008.	None.

Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of the business and operations of the New Mountain Entities, provides the boards of directors' valuable industry- and company-specific knowledge and expertise.
Mr. Hurley is not an "interested person" of the New Mountain Entities as defined in the 1940 Act.
Independent Director
Alfred F. Hurley, Jr., 57	Director of all New Mountain Entities.	Class II Director of all New Mountain Entities since 2010; Term expires 2013.	Vice Chairman at Emigrant and Emigrant Bancorp (collectively, the "Bank") since 2007 and 2009, respectively. Chairman of the Bank's Credit and Risk Management Committee. He was the acting Chief Risk Officer until 2012; Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007.	None.

Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to the boards of directors of the New Mountain Entities. This background positions Mr. Hurley well to serve as a director of the New Mountain Entities.

 Class III Directors—Term Expiring 2014

        Mr. Klinsky is an "interested person" of the New Mountain Entities as defined in the 1940 Act due to his position as the Founder, Managing Director and Chief Executive Officer of New Mountain Capital, L.L.C. since its inception in 1999.

Name, Address and Age(1)	Position(s) Held with the New Mountain Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Steven B. Klinsky, 55	Chairman of the Boards of Directors of all New Mountain Entities.	Class III Director of all New Mountain Entities since 2010; Term expires 2014.	Founder, Managing Director and Chief Executive Officer of New Mountain Capital, L.L.C. (private equity firm) from its inception in 1999 to present.	Director of Gary Klinsky Children Centers (after school program) since 1993; Director of Private Equity Growth Capital Council since 2012; Director of Victory Education Partners (education management) since 1999; Director SNL Financial LC (financial data and analysis provider) since 2011; Director of Avantor Performing Materials Holding, Inc. (high purity laboratory chemicals) since 2011; Director of IRI Group Holdings, Inc. (market research and predictive analytics) since 2011; Director of RedPrairie Holding, Inc. (Software) since 2010; Director of Deltek (Software) since 2005; Director of Inmar, Inc. (third party logistics) since 2007; Director Overland Solutions, Inc. (insurance services) since 2003; Director of Oakleaf Global Holdings, Inc. (waste management) from 2007 to 2011; Director of Connextions, Inc. (healthcare services) from 2006 to 2011; Director of Apptis, Inc. (information technology contracting) from 2003 to 2011; Director of MailSouth, Inc. (shared mail) from 2005 to 2010; Director of National Medical Health Card Systems, Inc. (pharmacy benefits management) from 2004 to 2008.

From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the boards of directors. Mr. Klinsky's intimate knowledge of the business and operations of the New Mountain Entities, as a Managing Director and Founder and Chief Executive Officer of New Mountain Capital, L.L.C. and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of the New Mountain Entities' boards of directors.

Mr. Wolfgruber is not an "interested person" of the New Mountain Entities as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with the New Mountain Entities	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Kurt J. Wolfgruber, 61	Director of all New Mountain Entities.	Class III Director of NMFC and NMF Holdings since 2010; Class III Director or AIV Holdings since 2011; Term expires 2014.	Private investor; President of OppenheimerFunds, Inc. (investment management) from 2007 to 2009; Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. from 2003 to 2007; Senior Investment Officer and Director of Domestic Equities of OppenheimerFunds, Inc. from 2000 to 2003.	None.

Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to the board of directors of the New Mountain Entities. This background positions Mr. Wolfgruber well to serve as a director of the New Mountain Entities.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Information about Executive Officers Who Are Not Directors

        The following information, as of the Record Date, pertains to the executive officers who are not directors or nominees for election as directors of the New Mountain Entities.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Adam J. Weinstein, 33	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer of NMFC and NMF Holdings since 2010 and AIV Holdings since 2011; Managing Director of New Mountain Capital, L.L.C. (advisory) (private equity firm) since 2005.
Paula A. Bosco, 38	Chief Compliance Officer and Secretary

Chief Compliance Officer and Secretary of NMFC and NMFH Holdings since 2010 and AIV Holdings since 2011; Managing Director and Chief Compliance Officer of New Mountain Capital, L.L.C. (private equity firm) since 2009. Chief Compliance Officer for Lehman Brothers Inc. (advisory) (global financial services firm) from 2007 to 2009. Senior Vice President and Assistant Director of International and Investment Advisory Service Compliance at Citigroup Global Markets, Inc. (global financial advisory firm) from 2005 to 2007.

(1)
The business address of the executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Director Independence

        In accordance with rules of the NYSE, the New Mountain Entities' boards of directors annually determine each director's independence. We do not consider a director independent unless the boards of directors have determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

        Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the boards of directors, the Chairman of the Nominating and Corporate Governance Committees and the Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The boards of directors limit membership on the Audit Committees, the Valuation Committees, the Nominating and Corporate Governance Committees and the Compensation Committees to independent directors. In order to evaluate the materiality of any such relationship, the boards of directors use the definition of director independence set forth in the corporate governance listing standards promulgated by the NYSE.

        The boards of directors have determined that each of the directors and the nominee for election as a director is independent and has no relationship with us, except as a director and stockholder of NMFC, with the exception of Steven B. Klinsky, as a result of his positions as Founder, Managing Director and Chief Executive Officer of New Mountain Capital, L.L.C. and Robert A. Hamwee, as a result of his positions as Chief Executive Officer and President of the New Mountain Entities.

Board Leadership Structure

        The New Mountain Entities' boards of directors monitor and perform an oversight role with respect to the New Mountain Entities' business and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to the New Mountain Entities. Among other things, the New Mountain Entities' boards of directors approve the appointment of the Administrator and officers, review and monitor the services and activities performed by the Administrator and officers and approve the engagement, and review the performance of, the New Mountain Entities' independent public accounting firm.

        Under the New Mountain Entities' bylaws, the New Mountain Entities' boards of directors may designate a chairman to preside over the meetings of the boards of directors and meetings of the stockholders/unit holders and to perform such other duties as may be assigned to him by the boards. The New Mountain Entities do not have a fixed policy as to whether the chairman of the boards should be an independent director and believe that they should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the New Mountain Entities and their stockholders/unit holders at such times.

        Mr. Klinsky currently serves as the chairman of the New Mountain Entities' boards of directors. Mr. Klinsky is an "interested person" of the New Mountain Entities as defined in Section 2(a)(19) of the 1940 Act because he is a Managing Director, Founder and Chief Executive Officer of New Mountain Capital, L.L.C., serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. The New Mountain Entities believe that Mr. Klinsky's history with New Mountain Capital, L.L.C., familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of the New Mountain Entities' boards of directors. The New Mountain Entities believe that, at present, they are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, L.L.C., provides an effective bridge and encourages an open dialogue between the New Mountain Entities' management and their boards of directors, ensuring that all groups act with a common purpose.

        The New Mountain Entities' boards of directors do not currently have a designated lead independent director. The New Mountain Entities are aware of the potential conflicts that may arise when a non-independent director is chairman of the boards, but believe these potential conflicts are offset by their strong corporate governance policies. The New Mountain Entities' corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering the New Mountain Entities' compliance policies and procedures.

        The New Mountain Entities recognize that different board leadership structures are appropriate for companies in different situations. The New Mountain Entities intend to re-examine their corporate governance policies on an ongoing basis to ensure that they continue to meet their needs.

Board's Role In Risk Oversight

        The New Mountain Entities' boards of directors perform their risk oversight function primarily through (1) their four standing committees which report to the entire boards of directors, each of which are comprised solely of independent directors and (2) active monitoring by the New Mountain Entities' chief compliance officer and their compliance policies and procedures. In addition, the New Mountain Entities' boards rely on the risk oversight function of NMF Holdings' board of directors.

        The New Mountain Entities' audit committees and nominating and corporate governance committees assist their boards of directors in fulfilling their risk oversight responsibilities. The audit committees' risk oversight responsibilities include overseeing the New Mountain Entities' accounting and financial reporting processes, their systems of internal controls regarding finance and accounting, and audits of the New Mountain Entitites' financial statements, including the independence of the New Mountain Entities' independent accountants. The nominating and corporate governance committees' risk oversight responsibilities include selecting, researching and nominating directors for election by the New Mountain Entities' stockholders/unit holders, developing and recommending to the boards a set of corporate governance principles and overseeing the evaluation of the boards and the New Mountain Entities' management. The valuation committees are responsible for making recommendations in accordance with the valuation policies and procedures adopted by the boards of directors of the New Mountain Entities, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the boards of directors of the New Mountain Entities and reporting any deficiencies or violations of such valuation policies to the boards of directors on at least a quarterly basis, and reviewing other matters that the boards of directors or the valuation committees deem appropriate.

        The New Mountain Entities' boards of directors perform their risk oversight responsibilities with the assistance of the chief compliance officer. The boards of directors annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the New Mountain Entities' compliance policies and procedures and their service providers. The chief compliance officers' annual report addresses at a minimum:

  •
  the operation of the New Mountain Entities' compliance policies and procedures and their service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officers' annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the boards of directors would reasonably need to know to oversee the New Mountain Entities' compliance activities and risks.

        In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

        The New Mountain Entities believe that their boards' role in risk oversight is effective, and appropriate given the extensive regulation to which they are subject as business development companies. The New Mountain Entities are required to comply with certain regulatory requirements that control the levels of risk in the New Mountain Entities' business and operations. Because NMFC and AIV Holdings have no assets other than their ownership of common membership units of NMF Holdings and have no material long-term liabilities, NMFC and AIV Holdings look to the assets of NMF Holdings for purposes of satisfying these requirements. For example, the NMF Holdings' ability to incur indebtedness is limited because its asset coverage must equal at least 200% immediately after it incurs indebtedness, NMF Holdings generally has to invest at least 70% of its total assets in "qualifying assets" and is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

        The New Mountain Entities recognize that different board roles in risk oversight are appropriate for companies in different situations. The New Mountain Entities intend to re-examine the manners in which the boards administer their oversight function on an ongoing basis to ensure that they continue to meet the New Mountain Entities' needs.

Committees of the Boards of Directors

        The New Mountain Entities' boards of directors have each established an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and a Valuation Committee. The members of each committee have been appointed by the boards of directors of the New Mountain Entities and serve until their successor is elected and qualifies, unless they are removed or resign. During 2011, the boards of directors of the New Mountain Entities held six Board meetings, three Audit Committee meetings, one Nominating and Corporate Governance Committee meeting, one Compensation Committee meeting and four Valuation Committee meetings. With the exception of Mr. Klinsky, all directors attended at least 75% of the aggregate number of meetings of the boards of directors and of the respective committees of each of the New Mountain Entities on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of the New Mountain Entities' stockholders/unit holders.

Audit Committees

        The audit committees operate pursuant to charters approved by the New Mountain Entities' boards of directors, copies of which are available on the New Mountain Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the audit committees. The audit committees are responsible for recommending the selection of, engagement of and discharge of the New Mountain Entities' independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants, approving professional services provided by the independent accountants (including compensation therefore), reviewing the independence of the independent accountants and reviewing the adequacy of the New Mountain Entities internal control over financial reporting. The members of the audit committees are Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committees, and the New Mountain Entities' boards of directors have determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committees

        The nominating and corporate governance committees operate pursuant to charters approved by the New Mountain Entities' boards of directors, copies of which are available on the New Mountain Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the nominating and corporate governance committees. The nominating and corporate governance committees are responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by the New Mountain Entities' stockholders/unit holders, selecting nominees to fill vacancies on the New Mountain Entities' boards of directors or committees of the boards, developing and recommending to the boards of directors a set of corporate governance principles and overseeing the self-evaluation of the boards of directors and their committees and evaluation of the New Mountain Entities' management. The nominating and corporate governance committees consider nominees properly recommended by the New Mountain Entities' stockholders/unit holders. The members of the nominating and corporate governance committees are Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committees.

        The nominating and corporate governance committees seek candidates who possess the background, skills and expertise to make a significant contribution to the boards of directors, the New Mountain Entities and their stockholders/unit holders. In considering possible candidates for election as a director, the nominating and corporate governance committees take into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the New Mountain Entities;

  •
  are able to work with the other members of the boards of directors and contribute to the success of the New Mountain Entities;

  •
  can represent the long-term interests of the New Mountain Entities' stockholders/unit holders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

        The nominating and corporate governance committees have not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committees consider and discuss diversity, among other factors, with a view toward the needs of the boards of directors as a whole. The nominating and corporate governance committees generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the boards of directors, when identifying and recommending director nominees. The nominating and corporate governance committees believe that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committees' goal of creating boards of directors that best serve the needs of the New Mountain Entities and the interest of their stockholders/unit holders.

Compensation Committees

        The compensation committees operate pursuant to charters approved by the New Mountain Entities' boards of directors, copies of which are available on the New Mountain Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the compensation committees. The compensation committees are responsible for periodically reviewing director compensation and recommending any appropriate changes to the boards of directors. In addition, although the New Mountain Entities do not directly compensate their executive officers currently, to the extent that it does so in the future, the compensation committees would also be responsible for reviewing and evaluating their compensation and making recommendations to the boards of directors regarding their compensation. Lastly, the compensation committees would produce a report on the New Mountain Entities' executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the boards of directors on the New Mountain Entities' executive compensation practices and policies. The compensation committees have the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The compensation committees are composed of Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committees.

Valuation Committees

        The valuation committees operate pursuant to charters approved by the New Mountain Entities' boards of directors, copies of which are available on the New Mountain Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the valuation committees. The valuation committees are responsible for making recommendations in accordance with the valuation policies and procedures adopted by the boards of directors of the New Mountain Entities, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the boards of directors of the New Mountain Entities and reporting any deficiencies or violations of such valuation policies to the boards of directors on at least a quarterly basis, and reviewing other matters that the boards of directors or the valuation committees deem appropriate. The valuation committees are composed of Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committees.

Communication with the Board of Directors

        Stockholders/unit holders with questions about the New Mountain Entities are encouraged to contact the New Mountain Entities via the "Contact Us" page on the New Mountain Entities' website at http://www.newmountainfinance.com. However, if stockholders/unit holders believe that their questions have not been addressed, they may communicate with the New Mountain Entities' boards of directors by sending their communications to New Mountain Finance Corporation, c/o Paula A. Bosco, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York, 10019. All stockholder/unit holder communications received in this manner will be delivered to one or more members of the boards of directors.

Code of Ethics

        The New Mountain Entities have adopted a code of ethics which applies to, among others, their senior officers, including their Chief Executive Officer and their Chief Financial Officer, as well as every officer, director and employee of the New Mountain Entities. The New Mountain Entities code of ethics can be accessed via their website at http://www.newmountainfinance.com. The New Mountain Entities intend to disclose amendments to or waivers from a required provision of the code of ethics on Form 8-K.

Compensation of Directors

        The following table sets forth the compensation of the New Mountain Entities' directors for the year ended December 31, 2011.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Collins(3)	—	—	—
Independent Directors
David Ogens	$83,555.55	—	$83,555.55
Alfred F. Hurley, Jr.	$80,052.77	—	$80,052.77
Kurt J. Wolfgruber	$85,995.82	—	$85,995.82
Daniel Hèbert(3)	$61,977.77		$61,977.77

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors

(3)
Messrs. Collins and Hèbert resigned from the boards of directors as of March 7, 2012.

        The independent directors of the New Mountain Entities receive an annual retainer fee of $75,000 and further receive a fee of $2,500 for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board meeting. In addition, the chairman of the audit committees receive an annual retainer of $7,500, while the chairman of the valuation committees, the chairman of the compensation committees and the chairman of the nominating and corporate governance committees receive annual retainers of $5,000, $1,000 and $1,000, respectively. All fees payable to the New Mountain Entities' directors are paid by NMF Holdings. No compensation is paid to directors who are interested persons of the New Mountain Entities Corporation as defined in the 1940 Act.

Compensation of Executive Officers

        None of the New Mountain Entities' executive officers receive direct compensation from the New Mountain Entities. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to the New Mountain Entities' chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by NMF Holdings of the allocable portion of such compensation for services rendered to the New Mountain Entities.

Indemnification Agreements

        NMFC and NMF Holdings have entered into indemnification agreements with their respective directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that NMFC or NMF Holdings, as applicable, shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by NMFC to any Indemnitee pursuant to the indemnification agreements will be payable by NMF Holdings.

Certain Relationships and Transactions

        Together, NMFC and AIV Holdings own all the outstanding units of NMF Holdings. As of December 31, 2011, NMFC and AIV Holdings own approximately 34.6% and 65.4%, respectively, of the units of NMF Holdings.

        NMF Holdings has entered into an Investment Advisory and Management Agreement with the Investment Adviser. Pursuant to the Investment Advisory and Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of NMF Holdings' gross assets and (b) an incentive fee based on NMF Holdings' performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Advisory and Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Advisory and Management Agreement. In addition, the New Mountain Entities' executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the New Mountain Entities do or of investment funds managed by the New Mountain Entities' affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of NMF Holdings, NMFC or NMFC's stockholders.

        Although NMF Holdings is currently New Mountain Capital, L.L.C.'s only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital, L.L.C. employees that provide services pursuant to the Investment Advisory and Management Agreement may manage other funds which may from time to time have overlapping investment objectives with NMF Holdings' and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by NMF Holdings. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to NMF Holdings and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that NMF Holdings may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over NMF Holdings. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that NMF Holdings should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

        The New Mountain Entities have entered into an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator. The Administrator arranges office space for the New Mountain Entities and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. NMF Holdings reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the New Mountain Entities under the Administration Agreement, including rent, the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of the New Mountain Entities' chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by NMF Holdings, expenses payable to the Administrator by NMF Holdings as well as other direct and indirect expenses (excluding interest and other credit facility expense and management and incentive fees) has been capped at $3.0 million for the time period from April 1, 2011 to March 31, 2012.

        The New Mountain Entities, the Investment Adviser and the Administrator, have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant each of the New Mountain Entities, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the New Mountain and the New Mountain Finance names. Under the Trademark License Agreement, as amended, subject to certain conditions, NMFC, NMF Holdings, AIV Holdings, the Investment Adviser and the Administrator, will have a right to use the New Mountain and the New Mountain Finance names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of NMF Holdings. Other than with respect to this limited license, NMFC, NMF Holdings, AIV Holdings, the Investment Adviser and the Administrator, will have no legal right to the New Mountain and the New Mountain Finance names.

        NMFC and AIV Holdings have entered into joinder agreements with respect to the Amended and Restated Limited Liability Company Agreement, as amended, of NMF Holdings pursuant to which NMFC and AIV Holdings were admitted as members of the NMF Holdings. Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital, L.L.C. in a separate private placement at the initial public offering price per share.

        AIV Holdings entered into a Registration Rights Agreement with NMFC, Steven B. Klinsky (the Chairman of our boards of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act of 1933, as amended, all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky (and a related entity) will have the right to "piggyback", or include their own registrable securities in such a registration.

        Holders of registerable securities have "piggyback" registration rights, including AIV Holdings, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

        AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. AIV Holdings, the Investment Adviser and Steven B.

Klinsky (and a related entity) have also agreed to indemnify NFMC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

        In the ordinary course of business, NMF Holdings may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that NMF Holdings does not engage in any prohibited transactions with any persons affiliated with NMF Holdings, NMF Holdings has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, NMF Holdings, companies controlled by NMF Holdings and its employees and directors. NMF Holdings will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, NMF Holdings has taken appropriate actions to seek board review and approval or exemptive relief for such transaction. NMF Holdings' board of directors reviews these procedures on an annual basis.

        The New Mountain Entities have each adopted a Code of Ethics which applies to, among others, their senior officers, including their respective Chief Executive Officer and Chief Financial Officer, as well as all of their officers, directors and employees. The New Mountain Entities' Codes of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the New Mountain Entities' interests. Pursuant to such Codes of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the New Mountain Entities' Chief Compliance Officer.

Board Consideration of the Investment Advisory and Management Agreement

        NMF Holdings' board of directors determined at a meeting held on March 10, 2011, to approve the current Investment Advisory and Management Agreement between NMF Holdings and the Investment Adviser. In its consideration of the approval of the Investment Advisory and Management Agreement, the board of directors of NMF Holdings focused on information it had received relating to, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to NMF Holdings by the Investment Adviser;

  •
  comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

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  NMF Holdings' projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

  •
  any existing and potential sources of indirect income to the Investment Adviser or the Administrator from their relationships with NMF Holdings and the profitability of those relationships, including through the Investment Advisory and Management Agreement and the Administration Agreement;

  •
  information about the services to be performed and the personnel performing such services under the Investment Advisory and Management Agreement;

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  the organizational capability and financial condition of the Investment Adviser and its affiliates;

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  the Investment Adviser's practices regarding the selection and compensation of brokers that may execute NMF Holdings' portfolio transactions and the brokers' provision of brokerage and research services to the Investment Adviser; and

  •
  the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the board of directors of NMF Holdings, including a majority of the non-interested directors, concluded that fees payable to the Investment Adviser pursuant to the Investment Advisory and Management Agreement were reasonable in relation to the services to be provided. The board of directors of NMF Holdings did not assign relative weights to the above factors or the other factors considered by it. In addition, the board of directors of NMF Holdings did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the board of directors of NMF Holdings may have given different weights to different factors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Exchange Act, the New Mountain Entities' directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the New Mountain Entities. Specific due dates for those reports have been established, and the New Mountain Entities are required to report herein any failure to file such reports by those due dates. Based solely upon review of Forms 3, 4, and 5 (and amendments thereto) furnished to the New Mountain Entities during or in respect of the fiscal year ended 2011 and written representations from certain reporting persons, we believe that the following director of the New Mountain Entities failed to file on a timely basis certain reports required by Section 16(a) of the Exchange Act during the fiscal year ended 2011: Steven B. Klinsky. Mr. Klinsky filed one late Form 4 involving one transaction. We have no knowledge of a failure of Mr. Klinsky to file a report required under Section 16(a) of the Exchange Act. We believe that all other Section 16(a) filing requirements applicable to our directors, executive officers, and 10% shareholders were satisfied in a timely manner during the fiscal year ended 2011.

Independent Registered Public Accounting Firm

        [The Audit Committee and the independent directors of the boards of directors of the New Mountain Entities have selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the New Mountain Entities for the fiscal year ending December 31, 2012.]

        Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the New Mountain Entities or their affiliates. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Table below in thousands

	Fiscal Year Ended December 31, 2011		Fiscal Year Ended December 31, 2010
Audit Fees	$	[ ]	$	[ ]
Audit-Related Fees		[ ]		[ ]
Tax Fees		[ ]		[ ]
All Other Fees		[ ]		[ ]

Total Fees:	$	[ ]	$	[ ]

        Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and quarterly reviews and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings.

        Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees". These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

        Tax Services Fees:    Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

        All Other Fees:    Other fees would include fees for products and services other than the services reported above.

 AUDIT COMMITTEES REPORT

        The Audit Committees of the respective boards of directors operate under a written charter adopted by their respective boards of directors. The Audit Committees are currently composed of Messrs. Hurley, Ogens and Wolfgruber.

        Management is responsible for the New Mountain Entities' internal controls and the financial reporting process. The New Mountain Entities' independent registered public accounting firm is responsible for performing an independent audit of the New Mountain Entities' financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committees' responsibility is to monitor and oversee these processes. The Audit Committees are also directly responsible for the appointment, compensation and oversight of the New Mountain Entities' independent registered public accounting firm.

Pre-Approval Policy

        The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, consulting services and other services to be provided by Deloitte & Touche LLP, the New Mountain Entities' independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit, non-audit and consulting services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor's independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committees for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at their next scheduled meeting. The Audit Committees do not delegate their responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

        The Audit Committees have reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committees that the New Mountain Entities' financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

        The Audit Committees have discussed with Deloitte & Touche LLP, the New Mountain Entities' independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 114 (The Auditor's Communication with those charged with Governance). The Audit Committees receive and review the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors' independence. The Audit Committees have also considered the compatibility of non-audit services with the auditors' independence.

Conclusion

        Based on the Audit Committees' discussion with management and the independent registered public accounting firm, the Audit Committee's review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committees, the Audit Committees recommend that the boards of directors include the audited financial statements in the New Mountain Entities' Joint Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The Audit Committees also recommend the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2012.

THE AUDIT COMMITTEES
Kurt J. Wolfgruber, Chair Alfred F. Hurley, Jr. David Ogens

        The material contained in the foregoing Audit Committees Report is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of any of the New Mountain Entities under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 PROPOSAL II: APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BY AND BETWEEN NEW MOUNTAIN FINANCE HOLDINGS, L.L.C. AND NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

        The boards of directors of the New Mountain Entities recommend the approval of the Amended and Restated Investment Advisory and Management Agreement ("New Advisory Agreement"). The New Advisory Agreement will be amended to clarify that (a) any units of NMF Holdings issued to the Investment Adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value (as of the last publicly available annual or quarterly report filed with the SEC) on the Incentive Fee Date (defined below), or (ii) the market price of NMFC's common stock on the Incentive Fee Date (defined below), and in accordance with such restrictions and conditions as may be imposed in connection with the granting of the Exemptive Relief (defined below); and (b) for purposes of calculating the incentive fee payable to the Investment Adviser, NMFC's initial public offering ("IPO") did not step-up the cost basis of NMF Holdings' existing investments to fair market value at the IPO date. The current Investment Advisory and Management Agreement (the "Current Advisory Agreement") was approved by the board of directors of NMF Holdings on March 10, 2011 and is dated May 19, 2011.

Background

        NMFC, NMF Holdings and the Investment Adviser are currently seeking exemptive relief from the SEC to permit NMF Holdings to pay 50.0%, on an after tax basis, of the incentive fee payable to the Investment Adviser in units of NMF Holdings, which will be exchangeable into shares of NMFC's common stock (the "Exemptive Relief"). As of December 31, 2011, the Exemptive Relief requested had not been granted and there can be no assurance when or if it will be granted.

        If the Exemptive Relief is received, any units of NMF Holdings issued to the Investment Adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value (as of the last publicly available annual or quarterly report filed with the SEC) on the Incentive Fee Date (defined below), or (ii) the market price of NMFC's common stock on the Incentive Fee Date (defined below), and in accordance with such restrictions and conditions as may be imposed in connection with the granting of the Exemptive Relief. The Current Advisory Agreement does not specify clearly that the units of NMF Holdings payable to the Investment Adviser as compensation for the incentive fee will be the greater of the net asset value or the market price of NMFC's common stock. As a result, the revisions made to the New Advisory Agreement clarify this point.

        In addition, the revisions to the New Advisory Agreement clarify that for purposes of calculating the incentive fee payable to the Investment Adviser, NMFC's IPO did not step-up the cost basis of NMF Holdings' existing investments to fair market value at the IPO date.

        Other than the clarifying changes described above, the terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement. The New Advisory Agreement would be entered into immediately after the stockholders/unit holders of the New Mountain Entities approve the New Advisory Agreement; if the New Advisory Agreement is not approved by the stockholders/unit holders of the New Mountain Entities, then the Current Advisory Agreement will remain in effect.

        The board of directors of NMF Holdings (the "NMF Board") met in person on February 23, 2012 for purposes of, among other things, considering whether it would be in the best interests of the New Mountain Entities and their stockholders/unit holders to approve the New Advisory Agreement. At the meeting, the NMF Board, including a majority of the directors who are not "interested persons" of NMF Holdings, as defined under the 1940 Act (the "Disinterested Directors"), unanimously approved the New Advisory Agreement and unanimously recommended its approval by the stockholders/unit holders of the New Mountain Entities. Stockholders/unit holders of the New Mountain Entities are now being asked to approve the New Advisory Agreement at the Annual Meeting. The New Advisory Agreement is attached as Appendix A to this Proxy Statement.

Information About the Investment Adviser

        The Investment Adviser is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Adviser was formed in 2010 and has over $700.0 million in assets under management as of December 31, 2011, all of which are the consolidated assets of NMF Holdings. The Investment Adviser has 55 investment professionals. During the fiscal year ended December 31, 2011, the Investment Adviser received approximately $8.5 million in fees from NMF Holdings under the Current Advisory Agreement and the Administrator received approximately $2.3 million in reimbursements under the Administration Agreement.

        The sole member of the Investment Adviser is New Mountain Capital Group, L.L.C., which is also the managing member of New Mountain Capital, L.L.C. The Investment Adviser is ultimately controlled by Steven B. Klinsky, the Chairman of the New Mountain Entities, through Mr. Klinsky's sole membership interest in New Mountain Capital Group, L.L.C. The Investment Adviser does not have any officers or directors. Robert A. Hamwee, the Chief Executive Officer and President of the New Mountain Entities, is a Managing Director of New Mountain Capital, LLC. Adam J. Weinstein, the Chief Financial Officer of the New Mountain Entities, is a Managing Director of New Mountain Capital, L.L.C. Paula A. Bosco, the Chief Compliance Officer of the New Mountain Entities, is a Managing Director of New Mountain Capital, L.L.C. The business address of the Investment Adviser, New Mountain Capital Group, L.L.C. and Messrs. Klinsky, Hamwee, Weinstein and Ms. Bosco is 787 Seventh Avenue, 48th Floor, New York, NY 10019.

Summary of Current and New Advisory Agreements

        Subject to approval of the stockholders/unit holders of the New Mountain Entities, NMF Holdings will enter into the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement, except for the clarifications that (a) any units of NMF Holdings issued to the Investment Adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value (as of the last publicly available annual or quarterly report filed with the SEC) on the Incentive Fee Date (defined below), or (ii) the market price of NMFC's common stock on the Incentive Fee Date (defined below), and in accordance with such restrictions and conditions as may be required by the exemptive relief; and (b) for purposes of calculating the incentive fee payable to the Investment Adviser, NMFC's IPO did not step-up the cost basis of NMF Holdings' existing investments to fair market value at the IPO date. Following approval by the stockholders/unit holders of the New Mountain Entities in the manner required by the 1940 Act, the New Advisory Agreement will be entered into immediately following the Annual Meeting.

        Advisory and Other Services.    Under the terms of the Current Advisory Agreement and the New Advisory Agreement (collectively, the "Advisory Agreements"), the Investment Adviser has and will have full discretion and authority to manage the assets and liabilities of NMF Holdings and to manage the day-to-day business and affairs of NMF Holdings, in each case in accordance with the investment objectives, policies and restrictions set forth in NMFC's prospectus dated May 19, 2011, as filed with the SEC.

Management Services

        The Investment Adviser will serve pursuant to the Advisory Agreements in accordance with the 1940 Act. Subject to the overall supervision of NMF Holdings' board of directors, the Investment

Adviser will manage NMF Holdings' day-to-day operations and provide it with investment advisory and management services. Under the terms of the Advisory Agreements, the Investment Adviser will:

  •
  determine the composition of NMF Holdings' portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

  •
  determine the securities and other assets that NMF Holdings will purchase, retain or sell;

  •
  identify, evaluate and negotiate the structure of NMF Holdings' investments that NMF Holdings makes;

  •
  execute, monitor and service the investments NMF Holdings makes;

  •
  perform due diligence on prospective portfolio companies;

  •
  vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of NMF Holdings; and

  •
  provide NMF Holdings with such other investment advisory, research and related services as NMF Holdings may, from time to time, reasonably require.

        The Investment Adviser's services under the Advisory Agreements are not exclusive, and the Investment Adviser (so long as its services to NMF Holdings are not impaired) and/or other entities affiliated with New Mountain Capital, L.L.C. are permitted to furnish similar services to other entities.

Management Fees

        The management fees under the New Advisory Agreement will be calculated in a manner that is identical to that under the Current Advisory Agreement. Pursuant to the Advisory Agreements, NMF Holdings has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by NMF Holdings' members, including NMFC and AIV Holdings and, as a result, are indirectly borne by NMFC's and AIV Holdings' common stockholders.

Base Management Fees

        The base management fee is calculated at an annual rate of 1.75% of NMF Holdings' gross assets less (i) the borrowings under NMF Holdings' senior loan fund's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended, (the "SLF Credit Facility") and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of NMF Holdings' gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter.

Incentive Fees

        The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of NMF Holdings' "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that NMF Holdings receives from portfolio companies) accrued during the calendar quarter, minus NMF Holdings' operating expenses for the quarter (including the base management fee, expenses payable under the

Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units (of which there are none as of December 31, 2011), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind ("PIK") interest and zero coupon securities), accrued income that NMF Holdings has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

        Under accounting principles generally accepted in the United States of America ("GAAP"), NMFC's IPO did not step-up the cost basis of NMF Holdings' existing investments to fair market value at the IPO date. Since the total value of NMF Holdings' investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. NMF Holdings tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on NMF Holdings' investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". NMF Holdings also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

        Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of NMF Holdings' net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of NMF Holdings' incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which NMF Holdings' Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of NMF Holdings' Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of NMF Holdings' Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of NMF Holdings' Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when NMF Holdings' Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of NMF Holdings' Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

        The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of NMF Holdings' Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

        NMFC, NMF Holdings and the Investment Adviser are seeking the Exemptive Relief from the SEC to permit NMF Holdings to pay 50.0%, on an after tax basis, of the incentive fee in units of NMF Holdings, which will be exchangeable into shares of NMFC's common stock on a one-for-one basis. If the Exemptive Relief is granted, the number of NMF Holdings' units payable to the Investment Adviser will be calculated based on the greater of (i) the net asset value (as of the last publicly available annual or quarterly report filed with the SEC) on the last day of each calendar quarter in which the Investment Adviser is entitled to receive an incentive fee (the "Incentive Fee Date"), or (ii) the market price of NMFC's common stock on the Incentive Fee Date, and in accordance with such restrictions and conditions as may be required by the exemptive relief. There can be no assurance that this exemptive relief will be granted. In addition, if NMFC, NMF Holdings and the Investment Adviser receive the Exemptive Relief from the SEC, any units so received by the Investment Adviser will be subject to a three-year lock-up agreement, pursuant to which one-third of the common membership units received by the Investment Adviser will be released from the lock-up on an annual basis until the expiration of each three-year lock-up period. If the Exemptive Relief is not granted, NMF Holdings will continue to pay the entire incentive fee in cash. If the New Advisory Agreement is terminated by NMF Holdings, then the lock-up provisions with respect to any units or shares of NMF Holdings or NMFC received by the Investment Adviser or its transferees pursuant to the New Advisory Agreement immediately expire.

Payment of Expenses

        NMF Holdings' primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the New Mountain Entities under the Administration Agreement. NMF Holdings bears all other expenses of the New Mountain Entities' operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

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  the investigation and monitoring of NMF Holdings' investments;

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  the cost of calculating net asset value;

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  interest payable on debt, if any, to finance its investments;

  •
  the cost of effecting sales and repurchases of shares of NMFC's common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

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  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the Securities and Exchange Commission;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or the New Mountain Entities in connection with administering our business, including payments under the Administration Agreement that is based upon NMFC's and AIV Holdings' allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the New Mountain Entities under the Administration Agreement, including the allocable portion of the compensation of the New Mountain Entities' chief financial officer and chief compliance officer and their respective staffs.

Term, Continuance and Termination.

        The Advisory Agreements provide that the Advisory Agreements will remain in force for two years from the date on which they first become effective, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of NMF Holdings and (B) the vote of a majority of NMF Holdings' directors who are not parties to Advisory Agreements or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the Advisory Agreements may be terminated (i) by NMF Holdings at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser), provided that such termination by NMF Holdings shall be directed or approved by the vote of a majority of the directors of NMF Holdings in office at the time or by the vote of the holders of a majority of the voting securities of NMF Holdings at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice to NMF Holdings (which notice may be waived by NMF Holdings).

Board of Directors Consideration of the New Advisory Agreement

        At an in-person meeting of NMF's Board held on February 23, 2012, the NMF Board considered the approval of the New Advisory Agreement. Since the New Advisory Agreement is identical to the Current Advisory Agreement except for the clarifications that (a) any units of NMF Holdings issued to the Investment Adviser as compensation for its incentive fee will be calculated based on the greater of (i) the net asset value (as of the last publicly available annual or quarterly report filed with the SEC) on the Incentive Fee Date, or (ii) the market price of NMFC's common stock on the Incentive Fee Date, and in accordance with such restrictions and conditions as may be required by the Exemptive Relief; and (b) for purposes of calculating the incentive fee payable to the Investment Adviser, NMFC's IPO did not step-up the cost basis of NMF Holdings' existing investments to fair market value at the IPO date, NMF's Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the New Mountain Entities and their stockholders/unit holders. The NMF Board also believes that there will be no change in the services provided by the Investment

Adviser to NMF Holdings, including the investment process, operations or investment advisory services to NMF Holdings under the New Advisory Agreement. Additionally, the NMF Board determined that there would be no diminution in the scope and quality of advisory services provided to NMF Holdings as a result of the clarifications. In reaching a decision to approve the New Advisory Agreement, the board of directors considered, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to NMF Holdings by the Investment Adviser;

  •
  the investment performance of NMF Holdings and the Investment Adviser;

  •
  the costs of the services to be provided by the Investment Adviser and the profits to be realized the Investment Adviser and its affiliates from its relationship with NMF Holdings;

  •
  the extent to which economies of scale would be realized as NMF Holdings grows, and whether the fees payable under the New Advisory Agreement reflect these economies of scale for the benefit of the Company's shareholders, compared against the Investment Adviser's need to retain additional advisory personnel and commit further resources to its management of NMF Holdings' portfolio as the portfolio continues to grow, in view of the nature of the private debt and equity investments NMF Holdings generally targets;

  •
  comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

  •
  NMF Holding's historical and projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

  •
  any existing and potential sources of indirect income to the Investment Adviser or the Administrator from their relationships with NMF Holdings and the profitability of those relationships, including through the New Advisory Agreement and the Administration Agreement;

  •
  information about the services to be performed and the personnel performing such services under the New Advisory Agreement;

  •
  the organizational capability and financial condition of the Investment Adviser and its affiliates;

  •
  the Investment Adviser's practices regarding the selection and compensation of brokers that may execute NMF Holding's portfolio transactions and the brokers' provision of brokerage and research services to the Investment Adviser; and

  •
  the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the NMF Holdings' Board, including a majority of the Disinterested Directors, concluded that fees payable to the Investment Adviser pursuant to the New Advisory Agreement were reasonable in relation to the services to be provided, approved the New Advisory Agreement as being in the best interests of NMF Holdings and its unit holders and directed that the New Advisory Agreement be submitted to the New Mountain Entities' stockholders/unit holders for approval with the board of directors' recommendation that stockholders/unit holders vote for the approval of the New Advisory Agreement. The NMF Board did not assign relative weights to the above factors or the other factors considered by it. In addition, the board of directors of NMF Holdings did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the board of directors of NMF Holdings may have given different weights to different factors.

Required Vote

        Approval of this proposal requires the affirmative vote of 67.0% or more of the voting securities of each of the New Mountain Entities present at the Annual Meeting, if the holders of more than 50.0% of the outstanding Voting Securities of each of the New Mountain Entities are present or represented by proxy, or the affirmative vote of more than 50.0% of the outstanding Voting Securities of each of the New Mountain Entities, whichever is less. Broker Non-Votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) and abstentions will have the effect of a vote against this proposal.

        Unless marked to the contrary, the shares or units represented by the enclosed proxy card will be voted for the proposal to approve the New Advisory Agreement by and between NMF Holdings and the Investment Adviser, on terms identical to the Current Advisory Agreement, except for the clarifications described above, under which the Investment Adviser will continue to act as investment adviser to NMF Holdings.

        THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT BY AND BETWEEN NMF HOLDINGS AND NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C., ON TERMS IDENTICAL TO THE CURRENT INVESTMENT ADVISORY AGREEMENT, EXCEPT FOR THE CLARIFICATIONS DESCRIBED ABOVE, UNDER WHICH NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C. WILL CONTINUE TO ACT AS INVESTMENT ADVISER TO NMF HOLDINGS.

OTHER BUSINESS

Submission of Stockholder Proposals

        The New Mountain Entities expect that the 2013 Meeting of Stockholders will be held in May 2013, but the exact date, time, and location of such meeting have yet to be determined. A stockholder or unit holder who intends to present a proposal at that annual meeting must submit the proposal in writing to the New Mountain Entities at their address of 787 Seventh Avenue, 48th Floor, New York, New York 10019, and the New Mountain Entities must receive the proposal no later than                    , 2013, in order for the proposal to be considered for inclusion in the New Mountain Entities' proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the New Mountain Entities proxy statement or presentation at the meeting.

        For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the New Mountain Entities receive notice of the proposal before the close of business on                     , 2013 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on                    , 2013.

        Notices of intention to present proposals at the 2013 annual meeting should be addressed to Paula Bosco, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York 10019. The New Mountain Entities reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        The New Mountain Entities' Audit Committees have established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the New Mountain Entities' Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the New Mountain Entities' Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer
New Mountain Finance
787 Seventh Avenue
48th Floor
New York, New York 10019

The Audit Committee Chair may be contacted at:

Kurt J. Wolfgruber
Audit Committee Chair
New Mountain Finance
787 Seventh Avenue
48th Floor
New York, New York 10019

Other Business

        The boards of directors of the New Mountain Entities do not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the boards of directors of the New Mountain Entities, no matters may properly be brought before the Annual Meeting except as specified in the Notices of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

        When available, the New Mountain Entities will furnish, without charge, copies of the New Mountain Entities' Joint Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, to an investor upon request directed to New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, NY 10019, Attention: Investor Relations or by telephone at (212) 720-0300. There reports are also available at no cost through the New Mountain Entities' website at http://www.newmountainfinance.com or through the SEC's EDGAR database at http://www.sec.gov.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy cards in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors

Paula A. Bosco Corporate Secretary

New York, New York
                    , 2012

PRIVACY NOTICE

        Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to shareholders of New Mountain Finance Corporation and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

        We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

        If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (212) 655-0024.

Appendix A

AMENDED AND RESTATED

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

BETWEEN

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

AND

NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

        Agreement (this "Agreement") made this    day of                    2012, by and between NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the "Company"), and NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C., a Delaware limited liability company (the "Adviser").

        WHEREAS, the Company is a closed-end management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940 (the "Investment Company Act");

        WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the "Advisers Act"); and

        WHEREAS, on May 19, 2011, the Company and the Adviser entered into an Investment Advisory and Management Agreement, pursuant to which the Adviser agreed to furnish investment advisory services to the Company (the "Initial Advisory Agreement"); and

        WHEREAS, each of the Company and the Adviser, with the approval of the Company's unit holders, desire to amend and restate the Initial Advisory Agreement in its entirety;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree that the Initial Advisory Agreement is hereby amended and restated in its entirety to read as follows (and that the Initial Advisory Agreement as in effect prior to such amendment and restatement shall be deemed of no further force and effect whatsoever):

1.     Duties of the Adviser.

          (a)   The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the "Board"), for the period and upon the terms herein set forth. In the performance of its duties, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Company; (ii) any other applicable provision of law; (iii) the provisions of the Certificate of Formation and the limited liability company agreement of the Company, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Company as set forth in the New Mountain Finance Corporation's ("New Mountain Finance") Registration Statement on Form N-2, dated May 16, 2011 (the "Registration Statement"), as they may be amended from time to time by the Board upon written notice to the Adviser; and (v) any other policies and determinations of the Board provided in writing to the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, monitor and service the Company's investments;

  (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Company; and (vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company's investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company's behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

          (b)   The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

          (c)   The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

          (d)   The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company's portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company's request, provided that the Adviser may retain a copy of such records.

2.     Company's Responsibilities and Expenses Payable by the Company.

        All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Company. The Company will bear all other costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: organizational and offering expenses; the investigation and monitoring of the Company's investments; the cost of calculating the Company's net asset value, including the cost of any third-party valuation services; interest payable on debt, if any, to finance the Company's investments; the cost of effecting sales and repurchases of shares of New Mountain Finance's common stock and other securities; management and incentive fees payable pursuant to this Agreement; fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; any exchange listing fees; U.S. federal, state, local and foreign taxes; independent directors' fees and expenses; brokerage commissions; costs of proxy statements, stockholders' reports and notices; costs of preparing government filings, including periodic and current reports with the SEC; fees and expenses associated with independent audits and outside legal costs; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; fidelity bond, liability insurance and other insurance premiums; and printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either the Adviser, New Mountain Finance or the Company in connection with administering New Mountain Finance's and the Company's business, including payments under the administration agreement between New Mountain Finance, the Company and New Mountain Finance Administration, LLC (the "Administrator") based upon New Mountain Finance's and the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Finance and the Company under the administration agreement, including the allocable portion of the compensation of New Mountain Finance's and the Company's chief financial officer and chief compliance officer and their respective staffs.

3.     Compensation of the Adviser.

        The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee") as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser's designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Company may adopt a deferred compensation plan pursuant to which the Adviser may elect, to defer all or a portion of its fees hereunder for a specified period of time.

          (a)   The Base Management Fee shall be calculated at an annual rate of 1.75% of the Company's gross assets, as presented in the Company's consolidated financial statements prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"), less (i) the outstanding indebtedness under the Second Amended and Restated Loan and Security Agreement dated March 9, 2011, by and among New Mountain Finance SPV Funding, L.L.C. as the borrower, Wells Fargo Securities, LLC, as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian and (ii) cash and cash equivalents. For services rendered under this agreement, the Base Management Fee will be payable quarterly in arrears. The Base Management Fee will be calculated based on the average value of the Company's gross assets at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raised or repurchased during the current calendar quarter. Base Management Fees for any partial month or quarter will be appropriately pro rated.

          (b)   The Incentive Fee shall consist of two parts, as follows:

      (i)
      One part will be calculated and payable quarterly in arrears based on the Company's "Pre-Incentive Fee Net Investment Income" for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the calendar quarter, minus the Company's operating expenses for the quarter (including the Base Management Fee, expenses payable under the administration agreement with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2% per quarter (8% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The Company's net investment income used to calculate this part of the Incentive Fee is also included in the amount of its gross assets used to calculate the 1.75% Base Management Fee. The Company will pay the Adviser an Incentive Fee with respect to the Company's Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the "preferred return" or "hurdle"); (2) 100% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10% annualized); this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to herein as the "catch-up." The "catch-up" is meant to provide the Adviser with an incentive fee of 20% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and (3) 20% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) payable to the Adviser once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any equity capital raises or repurchases during the relevant calendar quarter.

      (ii)
      The second part of the Incentive Fee (the "Capital Gains Fee") will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing on December 31, 2011, and will equal 20% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain Incentive Fees; provided that the Incentive Fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

      (iii)
      The last day of each calendar quarter in which the Adviser is entitled to receive an Incentive Fee shall be referred to herein as an "Incentive Fee Date."

          (c)   For purposes of the Pre-Incentive Fee Net Investment Income calculation set forth in Section 3(b)(i) of this Agreement, the Company shall track the transferred (or fair market) value of each of its investments held as of the time of New Mountain Finance Corporation's initial public offering (the "IPO") and, for purposes of the incentive fee calculation, adjust the Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on such investments as if each investment was purchased at the date of the IPO, or stepped-up to fair market value. For purposes of the Capital Gains Fee calculation set forth in Section 3(b)(ii) of this Agreement, the Company shall use the transferred (or fair market) value of each of its investments held as of the time of the IPO to adjust capital gains or losses and unrealized capital depreciation. The foregoing adjustments are intended to reflect that under GAAP, the IPO did not step-up the cost basis of the Company's existing investments to fair market value at the IPO date.

4.     Payment of Incentive Fee in Common Membership Units.

          (a)   The Company agrees to pay, and the Adviser agrees to accept, (x) the portion of the Incentive Fee that equals 50% of the After-Tax Amount (as defined below) in the Company's common membership units (the "Common Membership Units"), which Common Membership Units will be exchangeable into shares of New Mountain Finance's common stock ("NM Finance Common Stock") on a one-for-one basis, provided that the Securities and Exchange Commission has granted the Company and the Adviser an exemptive order under both the Investment Company Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") in a form acceptable to the Company and the Adviser, and (y) the remainder of the Incentive Fee in cash. Unless and until such exemptive relief is granted, the Company will pay the Adviser the entire Incentive Fee in cash. If such exemptive relief is granted, the number of Common Membership Units payable to the Adviser for its Incentive Fee will be calculated based on the greater of (i) the net asset value, or (ii) the market price of NM Finance Common Stock, and in accordance with such restrictions and conditions as required by the exemptive orders. The After-Tax Amount equals 100% of the Incentive Fee minus the amount of the Assumed Tax Liability. The Assumed Tax Liability equals the product of (x) the maximum combined U.S. federal, New York State and New York City tax rate applicable to an individual on ordinary income, and (y) 100% of the Incentive Fee.

          (b)

      (i)
      The Adviser agrees that until the expiration of the Lock-Up Period (as defined below) applicable to Common Membership Units issued pursuant to Section 4(a), the Adviser will not offer, sell, contract to sell, pledge, grant any option to purchase, exchange, convert, make any short sale or otherwise dispose of such Common Membership Units, or any options or warrants to purchase such Common Membership Units, or any securities convertible into, exchangeable for or that represent the right to receive such Common Membership Units, or enter into a transaction which would have the same effect or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Common Membership Units. The foregoing restrictions are expressly agreed to preclude the Adviser from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any Common Membership Units subject to the Lock-Up Period and held by the Adviser, even if such Common Membership Units would be disposed of by someone other than the Adviser. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Common Membership Units or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Membership Units.

      (ii)
      For purposes of this Section 4(b), with respect to those Common Membership Units, if any, payable on any particular Incentive Fee Date, the term "Lock-Up Period" shall mean: (1) with respect to one-third of the Common Membership Units payable on such Incentive Fee Date, the period beginning on the Incentive Fee Date and ending on the first anniversary of such Incentive Fee Date, (2) with respect to one-third of the Common Membership Units payable on such Incentive Fee Date, the period beginning on the Incentive Fee Date and ending on the second anniversary of such Incentive Fee Date, and (3) with respect to one-third of the Common Membership Units payable on such Incentive Fee Date, the period beginning on the Incentive Fee Date and ending on the third anniversary of such Incentive Fee Date.

      (iii)
      Notwithstanding the foregoing, the Adviser may (i) convert the Common Membership Units into NM Finance Common Stock provided such NM Finance Common Stock is otherwise subject to the same Lock-Up Period described above, and (ii) transfer Common Membership Units or NM Finance Common Stock to any affiliate of the Adviser, as defined under the Investment Company Act, or an employee of any such affiliate, provided that such affiliate or employee agrees to be bound by the restrictions set forth in Section 4(b) hereof by executing an agreement substantially in the form attached as Exhibit A.

      (iv)
      In the event this Agreement is terminated by the Company, the lock-up provisions with respect to any shares of NM Finance Common Stock received by the Adviser or its transferees pursuant to this Agreement shall immediately expire.

5.     Covenants of the Adviser.

        The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

6.     Excess Brokerage Commissions.

        The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company's portfolio.

7.     Limitations on the Employment of the Adviser.

        The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company's portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as shareholders or otherwise.

8.     Responsibility of Dual Directors, Officers and/or Employees.

        If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

9.     Limitation of Liability of the Adviser; Indemnification.

        The Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, (collectively, the "Indemnified Parties") and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser's duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of the reckless disregard of the Adviser's duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).

10.   Effectiveness, Duration and Termination of Agreement.

          (a)   This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Company's election to be regulated as a BDC under the Investment Company Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. Notwithstanding the foregoing, this Agreement may be terminated (i) by the Company at any time, without the payment of any penalty, upon giving the Adviser 60 days' written notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the directors of the Company in office at the time or by the vote of the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote, or (ii) by the Adviser on 60 days' written notice to the Company (which notice may be waived by the Company).

          (b)   This Agreement will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

11.   Notices.

        Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.   Amendments.

        This Agreement may be amended by mutual written consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

13.   Entire Agreement; Governing Law.

        This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.
By:
	Name:	Paula A. Bosco
	Title:	Secretary
NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.
By:
	Name:	Paula A. Bosco
	Title:	Authorized Person

Exhibit A

Lock-Up Agreement

[Date]

New Mountain Finance Holdings, L.L.C.
787 7th Avenue
New York, NY 10019

  Re: New Mountain Finance Holdings, L.L.C.—Lock-Up Agreement

Ladies and Gentlemen:

        The undersigned understands that New Mountain Finance Holdings, L.L.C. (the "Company"), is party to an investment management agreement dated            (the "Agreement") with New Mountain Finance Advisers BDC, L.L.C. (the "Adviser") under which the Adviser agreed to accept and the Company agreed to pay the Adviser a portion of its Incentive Fee (as such term is defined in the Agreement) in the Company's common membership units (the "Common Membership Units"), and the Adviser further agreed not to offer, sell, pledge or otherwise dispose of such Common Membership Units except in accordance with the Agreement.

        In connection with any transfers by the Adviser to the undersigned of any such Common Membership Units, as permitted by the Agreement (the "Transferred Units"), the undersigned agrees that during the Lock-Up Period specified in the Agreement applicable to the Transferred Units, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, exchange, convert, make any short sale or otherwise dispose of any of such Transferred Units, or any options or warrants to purchase such Transferred Units, or any securities convertible into, exchangeable for or that represent the right to receive such Transferred Units, or enter into a transaction which would have the same effect or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Transferred Units. The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any Transferred Units subject to the Lock-Up Period, even if such Transferred Units would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Transferred Units or with respect to any security that includes, relates to, or derives any significant part of its value from such Transferred Units.

        Notwithstanding the foregoing, the undersigned may transfer the Transferred Units (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Company. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, limited liability company, partnership (including a limited partnership) or other entity, such corporation, limited liability company, partnership (including a limited partnership) or other entity may transfer the Transferred Units to any wholly-owned subsidiary of such corporation, limited liability company, partnership (including a limited partnership) or other entity; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Transferred Units subject to the provisions of this agreement and there shall be no further transfer of such Transferred Units except in accordance with this agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this agreement will have, good and marketable title to the Transferred Units, free and clear of all liens, encumbrances, and claims whatsoever.

        The undersigned understands that the Company and the Adviser are relying upon this agreement. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

        [Remainder of Page Intentionally Left Blank]

Very truly yours,
Exact Name
Authorized Signature
Title

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEW MOUNTAIN FINANCE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 8, 2012 The undersigned stockholder of New Mountain Finance Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Robert Hamwee, Adam Weinstein an Paula Bosco, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Sutherland, Asbill & Brennan, LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 on May 8, 2012, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. (CONTINUED ON REVERSE SIDE) ANNUAL MEETING OF STOCKHOLDERS NEW MOUNTAIN FINANCE CORPORATION MAY 8, 2012 VOTE BY INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE – 1-800-PROXIES or 1-178-921-8500 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN 1. The election of the following person (except as marked to the contrary) as a director, who will serve as director of New Mountain Finance Corporation and New Mountain Finance Holdings, L.L.C. until 2015, or until his successor is duly elected and qualifies. Nominee: David Ogens 2. To authorize, on a pass-through basis, New Mountain Finance Holdings, L.L.C. to amend the investment advisory and management agreement between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. 3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner. SIGNATURE DATE SIGNATURE DATE IF HELD JOINTLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEW MOUNTAIN FINANCE HOLDINGS, L.L.C. FOR THE ANNUAL MEETING OF UNIT HOLDERS MAY 8, 2012 The undersigned unit holder of New Mountain Finance Holdings, L.L.C. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Unit Holders of the Company and hereby appoints Robert Hamwee, Adam Weinstein and Paula Bosco, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the membership units of the Company which the undersigned is entitled to vote at the Annual Meeting of Unit Holders of the Company to be held at the offices of Sutherland, Asbill & Brennan, LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 on May 8, 2012, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1and 2, and in the discretion of the proxies with respect to matters described in Proposal 3. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. (CONTINUED ON REVERSE SIDE) ANNUAL MEETING OF UNIT HOLDERS NEW MOUNTAIN FINANCE HOLDINGS, L.L.C. MAY 8, 2012 VOTE BY INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE – 1-800-PROXIES or 1-178-921-8500 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN 1. The election of the following person (except as marked to the contrary) as a director, who will serve as director or New Mountain Finance Holdings, L.L.C. until 2015, or until his successor is duly elected and qualifies. Nominee: David Ogens 2. To authorize New Mountain Finance Holdings, L.L.C. to amend the investment advisory and management agreement between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. 3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner. SIGNATURE DATE SIGNATURE DATE IF HELD JOINTLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 8, 2012 The undersigned stockholder of New Mountain Finance AIV Holdings Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Robert Hamwee, Adam Weinstein and Paula Bosco, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at offices of Sutherland, Asbill & Brennan, LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York, 10036 on May 8, 2012, at 9:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. (CONTINUED ON REVERSE SIDE) ANNUAL MEETING OF STOCKHOLDERS NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION MAY 8, 2012 VOTE BY INTERNET - www.voteproxy.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE – 1-800-PROXIES or 1-178-921-8500 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN 1. The election of the following person (except as marked to the contrary) as a director, who will each serve as director or New Mountain Finance AIV Holdings Corporation and New Mountain Finance Holdings, L.L.C. until 2015, or until his successor is duly elected and qualifies. Nominee: David Ogens 2. To authorize, on a pass-through basis, New Mountain Finance Holdings, L.L.C. to amend the investment advisory and management agreement between New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C. 3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner. SIGNATURE DATE SIGNATURE DATE IF HELD JOINTLY